UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2016

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On August 10, 2016, The Spectranetics Corporation (the “Company”) issued a press release regarding the final 12-month results of the Company’s Stellarex Drug-coated Balloon’s ILLUMENATE European Randomized Clinical Trial. The results were presented at the Amputation Prevention Symposium (AMP) in Chicago, Illinois, on August 10, 2016, by Professor Marianne Brodmann of Medical University Graz, Austria, principal investigator for the ILLUMENATE European Randomized Clinical Trial.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report. Additionally, a copy of Professor Brodmann’s presentation is furnished as Exhibit 99.2 to this Current Report.

The information contained in the press release and presentation furnished herewith is preliminary and subject to change. The press release and presentation also contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties. For a list and description of such risks and uncertainties that could cause actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see the Company’s previously filed SEC reports, including those risks set forth in the press release, in the Company’s 2015 Annual Report on Form 10-K, and our Quarterly Report on Form 10-Q for the three months ended June 30, 2016. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of The Spectranetics Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of The Spectranetics Corporation dated August 10, 2016.
99.2	ILLUMENATE European Randomized Clinical Trial: 12-Month Final Results for the Stellarex Drug Coated Balloon, Professor Marianne Brodmann, Amputation Prevention Symposium 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date:	August 10, 2016	By:	/s/ Paul Gardon
Paul Gardon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Spectranetics Corporation dated August 10, 2016.
99.2	ILLUMENATE European Randomized Clinical Trial: 12-Month Final Results for the Stellarex Drug Coated Balloon, Professor Marianne Brodmann, Amputation Prevention Symposium 2016.

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